SUMMARY OF PRINCIPAL ACCOUNTING POLICIES (Policies)	12 Months Ended
Dec. 31, 2013
SUMMARY OF PRINCIPAL ACCOUNTING POLICIES [Abstract]
Basis of presentation
Basis of presentation

The consolidated financial statements of the Group have been prepared in accordance with accounting principles generally accepted in the United States of America ("US GAAP").

The accompanying consolidated financial statements have been prepared assuming that the Group will continue as a going concern, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The realization of assets and the satisfaction of liabilities in the normal course of business are dependent on, among other things, the Group's ability to generate cash flows from operations, and the Group's ability to arrange adequate financing arrangements, including the renewal or rollover of its bank borrowings, to support its working capital requirements.

The following factors raise doubt about the Group's ability to continue as a going concern for the foreseeable future.

•	The solar industry is being negatively impacted by a number of factors including excess capacity, reduction of government incentives in key solar markets, higher import tariffs and the European debt crisis. These factors have contributed to declining average selling prices for the Group's products. Since December 31, 2011, the Group's average selling price of modules has fallen from $1.36/watt to $0.59/watt in 2013.

•	For the year ended December 31, 2013, the Group incurred an operating loss of $39.9 million and for the year ended December 31, 2012 a loss from operations of $105.7million.

•	During the year December 31, 2013, the Group experienced negative cash flow of $103.1 million from operations.

•	As of December 31, 2013, the Group's current liabilities exceed its current assets by $12.4 million. While the Group had cash and cash equivalents of $54.3 million and restricted cash of $194.2 million, it had short-term bank borrowings of $304.8 million, all due within one year and the current portion of long-term debt amounting to $35.4 million.

These factors are mitigated by the following plans and actions:

•	The Group has entered into a written agreement with six commercial banks who agreed to continue providing financial support to the Group, including extensions and renewals of existing loans, representing 67% of the total outstanding loans from these banks as of December 31, 2013.

•	While there can be no assurance that the Group will be able to refinance its short-term bank borrowings as they become due, historically, the Group has renewed or rolled over most of its short-term bank loans upon the maturity date of the loans and has assumed it will continue to be able to do so. From January 1, 2014 to March 31, 2014, the Group renewed short-term bank borrowings of $93.9 million.

•	The Group has taken a number of cost reduction initiatives. Since the second half of 2011, the Group has implemented its business strategy of cost reduction through research and development efforts at each stage of its vertically integrated manufacturing process and economies of scale through expanding its solar module business.

•	The Group has successfully expanded a portion of its manufacturing to Europe through establishing plants to manufacture and sell solar products in Turkey. The Group believes the overseas production capacities will enable them to stay closer to the European market than certain of their competitors which only conduct manufacturing operations in China, capture business opportunities in emerging solar power markets like Turkey and neighboring countries and mitigate the adverse effect on our sales to European countries caused by anti-dumping and countervailing duties that may be imposed.

Based on the above factors, management believes that adequate sources of liquidity will exist to fund the Group's working capital and capital expenditures requirements, and to meet its short-term debt obligations, other liabilities and commitments as they become due.

Basis of consolidation
(b)	Basis of consolidation

The consolidated financial statements include the assets, liabilities, revenues and expenses of the Group. All intercompany transactions and balances have been eliminated on consolidation.

Use of estimates
(c)	Use of estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Group bases its estimates on historical experience and various other factors believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying value of assets and liabilities that are not readily apparent from other sources. Significant accounting estimates reflected in the consolidated financial statements include valuation allowances of deferred tax assets, contingent liabilities related to outstanding legal proceedings, inventory valuation, allowance on accounts receivable and supplier advances, provision of warranty costs, assumptions used in calculating the fair value of foreign exchange forward contracts, forfeiture rate of options, the useful lives for property plant and equipment, intangible assets, impairment of long-lived assets and goodwill.

Cash and cash equivalents and restricted cash
(d)	Cash and cash equivalents and restricted cash

Cash and cash equivalents consist of cash on hand and demand deposits, which are unrestricted as to withdrawal and use, and which have original maturities of three months or less.

Restricted cash represents bank deposits for securing letters of credit, letter of guarantee, bank promissory notes, foreign exchange forward contracts and bank guarantees that are not available for use in operations.

Fair value of financial instruments
(e)	Fair value of financial instruments

Assets and liabilities that are recorded at fair value on a recurring basis reflect fair value as the price that would be received from the sale of an asset or paid to transfer a liability (an exit price) on the measurement date in an orderly transaction between market participants in the principal or most advantageous market for the asset or liability. The Company applies a hierarchy of valuation techniques, which is based on whether the inputs into the valuation technique are observable or unobservable. The hierarchy is as follows:

•	Level 1 - Valuation techniques in which all significant inputs are unadjusted quoted prices from active markets for assets or liabilities that are identical to the assets or liabilities being measured.

•	Level 2 - Valuation techniques in which significant inputs include quoted prices from active markets for assets or liabilities that are similar to the assets or liabilities being measured and/or quoted prices for assets or liabilities that are identical or similar to the assets or liabilities being measured from markets that are not active. Also, model-derived valuations in which all significant inputs and significant value drivers are observable in active markets are Level 2 valuation techniques.

•	Level 3 -Valuation techniques in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are valuation technique inputs that reflect the Group's own assumptions about the assumptions that market participants would use in pricing an asset or liability.

When available, the Group uses quoted market prices to determine the fair value of an asset or liability. If quoted market prices are not available, the Group measures fair value using valuation techniques that use, when possible, current market-based or independently-sourced market parameters, such as interest rates and currency rates.

Accounts receivable and allowance for doubtful accounts
(f)	Accounts receivable and allowance for doubtful accounts

Accounts receivable are recognized and carried at the original transaction amount less allowance for doubtful accounts. The Group maintains allowance for doubtful accounts for uncollectible accounts receivable. Estimates of anticipated losses from doubtful accounts are based on days past due, historical collection and other factors.

Inventories
(g)	Inventories

Inventories are stated at the lower of cost or market value. Cost of purchased raw material is determined using the weighted-average method and cost of work-in-progress and finished good is determined using standard cost method.

The Group estimates excess and slow moving inventory based upon assumptions of future demands and market conditions. If actual market conditions are less favorable than projected by management, additional inventory write-downs may be required.

Project assets
(h)	Project assets

Project assets consist primarily of costs relating to solar power projects in various stages of development that are capitalized prior to the sale of the solar power project. These costs include modules and development costs. While the project assets are not constructed for a specific customer, the Group intends to sell the project assets upon their completion. Due to the development, construction, and sale timeframe of the Group's solar projects, they are expected to be sold within the next 12 months and are classified as current assets.

Project assets consisted of the following:

	At December 31,
	2012	2013
	$	$

Project assets - Module cost	-	2,816,687
Project assets - Development	4,761,014	7,338,088

Total	4,761,014	10,154,775

The Group reviews project assets for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. In determining whether or not the project assets are recoverable, the Group considers a number of factors, including changes in environmental, ecological, permitting, or regulatory conditions that affect the project. Such changes may cause the cost of the project to increase or the selling price of the project to decrease. There was no impairment charge recognized during the years ended December 31, 2012 and 2013.

Property, plant and equipment
(i)	Property, plant and equipment

Property, plant and equipment are recorded at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the following estimated useful lives:

Buildings	20 years
Machinery	10 years
Furniture, fixtures and equipment	5 years
Motor vehicles	5 years
Leasehold improvements	over the shorter of the lease term or their estimated useful lives

Costs incurred in constructing new facilities, including progress payments and other costs related to construction, are capitalized and transferred to property, plant and equipment on completion, at which time depreciation commences. Interest cost incurred and capitalized in respect of construction of new facilities amounted to $1,290,561, $3,180,454 and $3,816,232 for the years ended December 31, 2011, 2012 and 2013, respectively.

Prepaid land use rights
(j)	Prepaid land use rights
Prepaid land use rights are recorded at cost and are amortized ratably over 50 years, according to the term of the land use right agreement.
Intangible assets, net
(k)	Intangible assets, net

Intangible assets consist primarily of customer relationships acquired in business combinations and are amortized on a straight-line basis over 3 years. Intangible assets acquired through business combinations are recognized as assets separate from goodwill if they satisfy either the "contractual-legal" or "separability" criterion. Intangible assets are recognized and measured at fair value upon acquisition.

Goodwill
(l)	Goodwill

Goodwill represents the excess of the cost of an acquisition over the fair value of the identifiable assets less liabilities acquired. Goodwill is tested for impairment annually or more frequently if events or changes in circumstances indicate that it might be impaired. The Group completes a two-step goodwill impairment test. The first step compares the fair value of each reporting unit to its carrying amount, including goodwill. If the fair value of a reporting unit exceeds its carrying amount, goodwill is not considered to be impaired and the second step will not be required. If the carrying amount of a reporting unit exceeds its fair value, the second step compares the implied fair value of goodwill to the carrying value of a reporting unit's goodwill. The implied fair value of goodwill is determined in a manner similar to accounting for a business combination with the allocation of the assessed fair value determined in the first step to the assets and liabilities of the reporting unit. The excess of the fair value of the reporting unit over the amounts assigned to the assets and liabilities is the implied fair value of goodwill. This allocation process is only performed for purposes of evaluating goodwill impairment and does not result in an entry to adjust the value of any assets or liabilities. An impairment loss is recognized for any excess in the carrying value of goodwill over the implied fair value of goodwill. Management performs its annual goodwill impairment test in November.

In 2011, the Group fully impaired the goodwill of $14.8 million based on the annual goodwill impairment test results. No impairment of goodwill was recorded in 2012 or 2013.

Impairment of long-lived assets
(m)	Impairment of long-lived assets

The Group evaluates its long-lived assets and finite-lived intangibles for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. When these events occur, the Group measures impairment by comparing the carrying amount of the assets to future undiscounted net cash flows expected to result from the use of the assets and their eventual disposition. If the sum of the expected undiscounted cash flows is less than the carrying amount of the assets, the Group would recognize an impairment loss equal to the excess of the carrying amount over the fair value of the assets.

There was no impairment charge recognized during the years ended December 31, 2011, 2012 and 2013.

Derivative financial instruments
(n)	Derivative financial instruments

The Group entered into certain foreign exchange forward contracts to protect against volatility of future cash flows caused by the changes in foreign exchange rates associated with sales contracts denominated in Euro or U.S. dollar. The Group recognizes all derivative instruments as either assets or liabilities at fair value in the consolidated balance sheets. The derivatives do not qualify for hedge accounting and, as a result, the changes in fair value of the derivatives are recognized in the statement of operations.

The Group recorded a loss of $5.2 million, $0.4 million and nil relating to foreign exchange forward contracts that did not qualify for hedge accounting for the years ended December 31, 2011, 2012 and 2013, respectively. As of December 31, 2012 and 2013, the Group had outstanding foreign exchange forward contracts with notional amounts of $6.6 million and nil, respectively, with an estimated fair value of ($0.1) million and nil, respectively. These forward contracts are recorded in prepaid expense and other current assets or accrued expense and other current liabilities on the consolidated balance sheet and the gain (loss) is recorded in changes in fair value of derivatives on the consolidated statements of operations.

Income taxes
(o)	Income taxes

The Group accounts for income taxes using the asset and liability method whereby it calculates deferred tax assets or liabilities for temporary differences between the tax basis of assets and liabilities and their reported amounts in the financial statements, net operating loss carry forwards and credits by applying enacted tax rates applicable to future years. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Current income taxes are provided for in accordance with the laws of the relevant taxing authorities. The components of the deferred tax assets and liabilities are individually classified as current and non-current based on the characteristics of the underlying assets and liabilities, or the expected timing of their use when they do not relate to a specific asset or liability.

The Group determines whether or not a tax position is "more-likely-than-not" of being sustained upon audit based solely on the technical merits of the position. The Company records interest and penalties related to an uncertain tax position, if and when required, as part of income tax expense in the consolidated statements of operations. At December 31, 2011, 2012 and 2013, the Group had recorded no uncertain tax benefits. The Group does not anticipate any significant changes to its liability for unrecognized tax benefits within the next 12 months.

Revenue recognition
(p)	Revenue recognition

Sales of solar cells and modules are recorded when persuasive evidence of an arrangement exists, delivery has occurred, the fee is fixed or determinable, and collectability is reasonably assured. Delivery is considered to have occurred when the risks, rewards and ownership of the products are transferred from the Group to its customers. The majority of the Group's sales contracts include the shipping terms Free on Board ("FOB") and Cost, Insurance and Freight ("CIF"). Based on the nature of these shipping terms, the Group's obligation to deliver has been fulfilled when the goods pass over the ship's rail at the named port of shipment which is specified in each contract.

Customers do not have any general rights of return, but may be allowed to exchange for goods that are not defective for a 30 to 45 day period. The Group has recorded the estimated replacement costs, which have been immaterial for all periods presented, in cost of revenue upon recognition of revenue. A portion of the Group's sales to domestic customers require the customers to prepay before delivery has occurred. Such prepayments are recorded as advance from customers in the consolidated balance sheets until delivery has occurred. A majority of the Group's contracts with overseas customers are written such that the customer takes title and assumes the risks and rewards of ownership of the products upon shipment. Accordingly, the Group recognizes revenue upon documentary evidence of shipment, assuming all other criteria have been met.

Taxes collected from customers and remitted to governmental authorities are excluded from revenues and such taxes are presented on a net basis.

Buy-and-sell arrangements
(q)	Buy-and-sell arrangements

In 2011, the Group entered into an arrangement whereby the Group sells solar wafers or solar cells, to a third party, and purchases finished goods, including solar cells or solar modules from this third party. The group entered into this transaction in order to ensure the quality of the finished goods it was purchasing.

In 2012, the Group entered into arrangements whereby the Group sells solar wafers or solar modules and purchase solar cells from the same counterparties. These arrangements are all to maintain the quantity and quality of the Group's solar cell supply, which ware a key input into the production of solar modules.

In 2013, the Group entered into arrangements wherein the Group purchases accessorial raw material and sells modules or purchases solar cells and sells solar wafers to the same counterparties. These arrangements are to maintain the quantity and quality of the silicon cell and other accessorial material supply, which are a key input into the production of solar modules.

Based on the substance of the arrangements, the Group records such transactions at the market value.

Transactions under buy-and-sell arrangement are as follows:

	Years ended December 31,
	2011	2012	2013
	$	$	$
Sell:
Solar wafer	1,126,939	7,459,649	155,869
Solar cell	2,409,196	-	-
Solar module	-	1,148,789	1,790,579
Purchase:
Raw material	-	-	2,704,839
Solar cell	6,562,641	26,887,923	382,716
Solar module	12,523,974	-	-

Cost of revenue
(r)	Cost of revenue
Cost of revenue includes production and indirect costs, as well as warranty costs.
Research and development
(s)	Research and development
Research and development costs are expensed when incurred.
Advertising expenses
(t)	Advertising expenses

Advertising costs are expensed as incurred. The Group incurred advertising costs amounting to $1,756,612, $2,665,486 and $938,330 for the years ended December 31, 2011, 2012 and 2013, respectively.

Shipping and handling cost
(u)	Shipping and handling cost

Shipping and handling cost for products sold are expensed as incurred and included in sales and marketing expense. The Group incurred shipping and handling cost amounting to $4,172,910, $3,747,564 and $4,890,611 for the years ended December 31, 2011, 2012 and 2013, respectively.

Warranty cost
(v)	Warranty cost

Solar modules are typically sold with up to 25 year warranty against specified declines in the initial minimum power generation capacity at the time of sale. In addition, the Group provides warranty for solar modules against defects in materials and workmanship for a period of five years or ten years from the date of sale.

The Group currently accrues for all product warranties on a cumulative basis, based on its best estimate to date. The Group estimates the cost of warranties to be approximately 1.0% of solar module sales and includes that amount in cost of revenues. The Group makes such estimate based on a number of factors including; i) the nature of the warranties provided, which are consistent with industry practice, ii) actual claim expenses incurred, iii) internal testing results, and iv) other assumptions that affect estimates of warranty costs, including industry data for warranty claim activities and academic research. The Group acknowledges that such estimates require significant judgment and the Group will continue to analyze its claim history, academic research and internal testing results and the performance of its products compared to the Group's competitors in determining the adequacy of warranty accruals. An increase or decrease of 0.1% accrual rate, applicable to sales of solar module, would have resulted in a corresponding increase or decrease in warranty expense of $0.3 million for the year ended December 31, 2013.

The movement of the Group's accrued warranty costs is summarized below:

	Years ended December 31,
	2011	2012	2013
	$	$	$

Beginning balance	8,630,604	14,763,321	17,163,711
Addition	6,233,291	2,760,248	3,366,686
Claimed	(100,574)	(359,858)	(401,123)

Ending balance	14,763,321	17,163,711	20,129,274

Government grants
Government grants

Government grants are recognized when received and all the conditions for their receipt have been met.

Specifically, government grants whose primary condition is that the Company should purchase, construct or otherwise acquire non-current assets are recognized as other liabilities in the consolidated balance sheet and transferred to profit or loss on a systematic and rational basis over the useful lives of the related assets. In 2013, the Company received government grants of $5.4 million for the purchase of non-current assets.

Government grants as the compensation for expenses or losses already incurred or for the purpose of giving immediate financial support to the Company with no future related cost are recognized in profit or loss in the period in which they become receivable. In 2013, approximately $1.9 million government grants were recognized as income and $0.2 million were recognized as an offset to research and development expenses.

Foreign currency translation
(x)	Foreign currency translation

The functional and reporting currency of the Company is the United States dollar ("US dollar"). Monetary assets and liabilities denominated in currencies other than the US dollar are translated into US dollar at the rates of exchange in effect at the balance sheet dates. Transactions denominated in currencies other than the US dollar during the year are converted into US dollar at the applicable rates of exchange prevailing when the transactions occur. Transaction gains and losses are recorded in other income (expense), net in the statements of operations.

The financial records of the Group's subsidiaries are maintained in their local currencies. Assets and liabilities are translated at the exchange rates at the balance sheet date, equity accounts are translated at historical exchange rates and revenue, expenses, gains and losses are translated at the average rate for the period. Translation adjustments are reported as cumulative translation adjustments and are shown as a separate component of other comprehensive income in the statements of comprehensive income (loss).

Comprehensive loss
(y)	Comprehensive loss

Comprehensive loss includes all changes in equity except those resulting from investments by owners and distributions to owners and is comprised of net loss and foreign currency translation adjustments.

Foreign currency risk
(z)	Foreign currency risk

The functional currency of the Group's subsidiaries which operate in the PRC is Renminbi ("RMB"). The RMB is not a freely convertible currency. The PRC State Administration for Foreign Exchange, under the authority of the People's Bank of China, controls the conversion of RMB into foreign currencies. The value of the RMB is subject to changes in central government policies and to international economic and political developments affecting supply and demand in the China foreign exchange trading system market. The Group's aggregate amount of cash and cash equivalents and restricted cash denominated in RMB amounted to USD equivalent of $278,303,903 and $209,116,209 at December 31, 2012 and 2013, respectively.

Concentration of credit risk
Concentration of credit risk

Financial instruments that potentially expose the Group to significant concentrations of credit risk consist principally of cash and cash equivalents, accounts receivable and advance to suppliers. The Group places its cash and cash equivalents with financial institutions with high-credit ratings and quality.

The Group performs ongoing credit evaluations of customers and suppliers and generally does not require collateral or other security from its customers. The Group establishes an allowance for doubtful accounts primarily based upon the age of the receivables and advances and factors surrounding the credit risk of specific customers and suppliers.

The following table sets forth the changes in allowance for doubtful accounts:

	Years ended December 31,
	2011	2012	2013
	$	$	$

Opening balance	(3,213,378)	(15,869,894)	(63,006,093)
Addition	(12,267,390)	(47,400,809)	(10,337,119)
Reversal	-	-	9,836,790
Write-off	86,052	361,049	-
Effect of exchange rate change in foreign currency	(475,178)	(96,439)	(1,433,783)

Ending balance	(15,869,894)	(63,006,093)	(64,940,205)

The reversal of $9.8 million was due to the collection of accounts receivable for which bad debt provision was recorded prior to 2013. The reversal was recorded as an offset to general and administrative expense in the consolidated statement of operations.

There are no third party customers accounting for 10% or more of total revenue for the years ended December 31, 2011, 2012 or 2013.

Accounts receivable from customers accounting for 10% or more of total gross accounts receivable are as follows:

Name of Customer	At December 31,
	2012	2013

Company A	22%	22%
Company B	*	11%

* Less than 10%

Net loss per share
(bb)	Net loss per share

Basic loss per share is computed by dividing loss attributable to holders of ordinary shares by the weighted-average number of ordinary shares outstanding during the year. Diluted loss per ordinary share reflects the potential dilution that could occur if securities or other contracts to issue ordinary shares were exercised or converted into ordinary shares. Generally, ordinary share equivalents are excluded from the computation in loss periods as their effects would be anti-dilutive.

For the years ended December 31, 2011, 2012 and 2013, the Group had securities which could potentially dilute basic earnings per share in the future, but which were excluded from the computation of diluted loss per share as their effects would have been anti-dilutive. Such outstanding securities consist of the following:

	Years ended December 31,
	2011	2012	2013
	$	$	$

Outstanding options and restricted shares	676,744	344,190	297,120
Assumed conversion of convertible senior notes	13,414,632	4,811,408	-

Total	14,091,376	5,155,598	297,120

The following table sets forth the computation of basic and diluted income per share for the periods indicated:

	Years ended December 31,
	2011	2012	2013

Net loss attributable to ordinary shareholders- for the calculation of basic loss per share	$(94,262,695)	$(133,580,664)	$(50,609,081)

Net loss attributable to ordinary shareholders- for the calculation of diluted loss per share	$(94,292,695)	$(133,580,664)	$(50,609,081)

Weighted-average ordinary shares outstanding- for the calculation of basic loss per share	240,701,253	240,701,253	255,102,003

Weighted-average ordinary shares outstanding- for the calculation of diluted loss per share	240,701,253	240,701,253	255,102,003

Net loss per share:
Basic	$(0.39)	$(0.55)	$(0.20)

Diluted	$(0.39)	$(0.55)	$(0.20)

Share-based compensation
(cc)	Share-based compensation

The Group recognizes the services received in exchange for awards of equity instruments based on the grant-date fair value of the award as determined by the Binomial option pricing model, net of estimated forfeitures. The estimated compensation cost is recognized using the straight-line method over the period the recipient is required to provide services per the conditions of the award. See Note 14, "Share-Based Compensation", for further details.

Recently issued accounting pronouncements
(dd)	Recently issued accounting pronouncements

In July 2013, the FASB issued a pronouncement which provides guidance on financial statement presentation of an unrecognized tax benefit when a net operating loss carryforward, a similar tax loss, or a tax credit carryforward exists. The FASB's objective in issuing this ASU is to eliminate diversity in practice resulting from a lack of guidance on this topic in current U.S. GAAP. The amendments in this ASU state that an unrecognized tax benefit, or a portion of an unrecognized tax benefit, should be presented in the financial statements as a reduction to a deferred tax asset for a net operating loss carryforward, a similar tax loss, or a tax credit carryforward. To the extent a net operating loss carryforward, a similar tax loss, or a tax credit carryforward is not available at the reporting date under the tax law of the applicable jurisdiction to settle any additional income taxes that would result from the disallowance of a tax position or the tax law of the applicable jurisdiction does not require the entity to use, and the entity does not intend to use, the deferred tax asset for such purpose, the unrecognized tax benefit should be presented in the financial statements as a liability and should not be combined with deferred tax assets. This ASU applies to all entities that have unrecognized tax benefits when a net operating loss carryforward, a similar tax loss, or a tax credit carryforward exists at the reporting date. The amendments in this ASU are effective for fiscal years, and interim periods within those years, beginning after December 15, 2013. Early adoption is permitted. The amendments should be applied prospectively to all unrecognized tax benefits that exist at the effective date. Retrospective application is permitted. The adoption will not have a material impact on the Company's consolidated financial statements.